EXHIBIT 10.26

Official translation from Italian language

VIVAI VIVEROS MARCHI

SALES CONTRACT

The VIVAI MARCHI Company, 10, Zotutti Str., RAUSCEDO PN ITALIA, in the person of Mr. Marchi Ezio, the representative of said enterprise, on the one part; the Company “ASCONI” S.R.L., in the person of Mr. ANATOLIE SIRBU, the chief financial officer of said enterprise, on the other part; have agreed on the following:

VIVAI MARCHI undertakes to sell to the ASCONI S.R.L. following commodities in accordance with conditions stated below:

Description of Commodities: Certified engrafted seedlings.

Quantities envisaged for the season of 2004:

- CABERNET, SAUVIGNON various clones X SO4	n. 367382-
- GAMAY FREAUX (OR OTHER TINTURIER) SO4	n. 18592-
- MERLOT various clones X SO4	n. 48016-
- CHARDONNAY various clones SO4	n. 57211-

Transportation shall be performed on the Buyer’s account on or before 31.03.2004.

Unit Price: Euro 1,00. Excluding customs and import duties.

Plants shall be preserved by paraffination with roots cut up to +/- 8cm and wrapped in packing for prolonged storage.

Payments:

-	Commodities of 2004:

Payment of 10% to enterprise the contract is concluded with:	Euro 49.120
Advance payment of 75% for delivery of plants	Euro 368.401
Final balance of 15% till 30.06.2004	Euro 73.680

The present Contract becomes valid following its signing by above indicated parties.

Besides special conditions provided above, the contract is made on the basis of general sales conditions disclosed on the back side of the present contract and applied to commercial operations of the E.U.R.L. Pepinieres Viticoles Philippe Dayde and Vivai Marchi of Mr. Marchi Ezio.

Dated : December 7, 2003

VIVAI MARCHI	SRL ASCONI

/s/ Marchi Ezio	/s/ Anatolie Sirbu
Marchi Ezio	Anatolie Sirbu
Authorized Signature	Authorized Signature

Payments shall be made in conformity with following banking requisites: BANCA POPOLARE FRIULADRIA – AGENZIA DI SPILIMBERGO - ABAN 1163 C053 3665 0310 0000 0351 399

Contract is made and signed in three copies.

VIVAI MARCHI de Marchi Ezio

Str. P. Zorutti, 10 - 33090 Rauscedo (PN) - Part. Iva 00627010937- Telefon 0427.94756 - Fax 0427.94722

E-mail: info@vivaimarchi.com – www.vivaimarchi.com